[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[graphic omitted]

               MFS(R) STRATEGIC
               GROWTH FUND
               ANNUAL REPORT o AUGUST 31, 1998

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              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 32)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 13.07%, CLASS B SHARES 12.12%, CLASS C SHARES 12.20%, AND CLASS I SHARES 13.32%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND'S RETAIL HOLDINGS HELPED PERFORMANCE AS THE U.S. CONSUMER APPEARS TO BE BENEFITING FROM THE INTERNATIONAL TURMOIL, WITH LOW OIL PRICES, NEARLY NONEXISTENT INFLATION, AND LOW UNEMPLOYMENT.

o AMONG TECHNOLOGY COMPANIES, MICROSOFT, ORACLE, AND CISCO SYSTEMS CONTINUE TO DOMINATE THEIR BUSINESSES AND PROVIDE FAVORABLE RETURNS TO THE FUND. ALSO, WE THINK TECHNOLOGY STOCKS, WHICH HAVE REACHED THEIR LOWEST LEVELS IN OVER A YEAR, NOW PRESENT SOME REAL BUYING OPPORTUNITIES.

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NOT FDIC INSURED                 MAY LOSR VALUE              NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Christian A. Felipe]
    Christian A. Felipe

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 13.07%, Class B shares 12.12%, Class C shares 12.20%, and Class I shares 13.32%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. HOW HAVE YOU MANAGED TO STAY AHEAD OF THE S&P 500 DURING THIS YEAR'S MARKET VOLATILITY?

A. Our retail holdings really paid off. The U.S. consumer appears to be benefiting from all the international turmoil in that inflation is almost nonexistent, unemployment is low, and states are flush with cash and are talking about tax cuts. All of this creates a very healthy retail environment. Companies such as Wal-Mart, Home Depot, Safeway, and CVS have no foreign exposure, and they buy a lot of their products from overseas, so they're buying cheap goods. While we had a few underperformers in other sectors, like Computer Associates and United Healthcare, select technology stocks such as Microsoft and Oracle helped the Fund.

Q. ARE THERE OTHER SECTORS THAT YOU LIKE NOW?

A. I like media, particularly radio. This business continues to consolidate. Companies used to be able to own two radio stations in a market; now, they can own eight. So, for example, in a market that had two or three country music stations all competing against each other, one owner can now have an oldies country station and a modern country station. Instead of two companies battling each other for the same audience, one company can segment the market and target different audiences. This is already a fundamentally sound business, and the cash flows are strong and getting better. Companies we like here include CBS, Cox Radio, Jacor, Chancellor Radio, Clear Channel, and Citadel.

Q. HOW DO YOU VIEW THE CURRENT INVESTMENT ENVIRONMENT?

A. As a general rule, we don't make a habit of predicting the markets. We try to buy individual securities that we think can provide superior returns. I personally feel very good about the market, and I like the position of the portfolio. I think the U.S. economy is in fine shape. I believe that, in general, the United States benefits from the international turmoil in terms of lower inflation and lower interest rates. So I'm comfortable with the portfolio and the market, and I'm putting money to work.

Q. HAVE YOU MADE ANY CHANGES IN THE PORTFOLIO EITHER BEFORE OR SINCE THE VOLATILITY BEGAN THIS SUMMER?

A. Very few. The Fund's biggest position continues to be Microsoft. Also, we think technology stocks, which have reached their lowest levels in over a year, now present some real buying opportunities. We are seeing signs that the fourth quarter of this year and the first part of next year will be a strong period for new products for this industry, and we are beginning to add to our holdings in this sector.

Q. APART FROM MICROSOFT, COULD YOU TALK ABOUT OTHER TECHNOLOGY COMPANIES YOU
   LIKE?

A. Oracle has done very well. The company dominates the database market, an area in which Microsoft isn't a big player yet. It also has a big applications business, which features the ability to download information from the factory floor and manage it. Cisco Systems is another company we like. They make the computers that are the backbone of the Internet.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO THE MARKETS GOING FORWARD?

A. The biggest risk is that the current currency crisis, which is already creating recession among our major trading partners, including Japan and Canada, spreads to the United States. This could lead to corporate earnings declining and, even though the Federal Reserve Board might have to cut interest rates, such a rate reduction might not be enough to help the economy. I'd say the odds of that happening are not terribly high, but they're not immaterial. We have to pay attention to the possibility.

   Our job is to try and position the portfolio to avoid getting caught with exposure to an earnings slowdown. The core names in the portfolio aren't changing, although some of the weightings among those names may have changed a little. For example, in the past few months the retail weighting has gone up as the consumer sector has remained strong.

   /s/ Christian A. Felipe

   Christian A. Felipe
   Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
------------------------------------------------------------------------------

CHRISTIAN A. FELIPE IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) STRATEGIC GROWTH FUND, AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MR. FELIPE JOINED THE MFS RESEARCH DEPARTMENT IN 1986. HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1988, VICE PRESIDENT -- INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996.

MR. FELIPE IS A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES, AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 2, 1996

CLASS INCEPTION:        CLASS A  JANUARY 2, 1996
                        CLASS B  APRIL 11, 1997
                        CLASS C  APRIL 11, 1997
                        CLASS I JANUARY 2, 1997

SIZE:                   $436.1 MILLION NET ASSETS AS OF AUGUST 31, 1998

PRIOR TO APRIL 11, 1997, THE FUND WAS AVAILABLE ONLY TO MFS EMPLOYEES.

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from January 2, 1996, through August 31, 1998)

        MFS Strategic    S&P 500       Consumer
        Growth Fund     Composite     Price Index
        -- Class A        Index         -- U.S.
-------------------------------------------------
1/96     $ 9,430        $10,000        $10,000
8/96      11,560         10,750         10,250
8/97      18,440         15,110         10,480
8/98      20,845         16,335         10,652

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                     1 Year   10 Years/Life*
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Average Annual Total Return                         +13.07%          +34.72%
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SEC Results                                         + 6.57%          +31.76%
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CLASS B
                                                     1 Year   10 Years/Life*
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Average Annual Total Return                         +12.12%          +34.18%
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SEC Results                                         + 8.12%          +33.16%
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CLASS C
                                                     1 Year   10 Years/Life*
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Average Annual Total Return                         +12.20%          +34.27%
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SEC Results                                         +11.20%          +34.27%
------------------------------------------------------------------------------

CLASS I
                                                     1 Year   10 Years/Life*
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Average Annual Total Return                         +13.32%          +33.74%
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SEC Results                                         +13.32%          +33.74%
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COMPARATIVE INDICES
                                                     1 Year   10 Years/Life*
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+              + 8.05%          +20.24%
------------------------------------------------------------------------------
Consumer Price Index+#                              + 1.61%          + 2.40%
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* For the period from the commencement of the Fund's investment operations,
  January 2, 1996, through August 31, 1998.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY               26.3%
RETAILING                17.0%
FINANCIAL SERVICES       16.6%
LEISURE                  14.0%
HEALTH CARE               7.9%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  8.1%                           RITE AID CORP.  3.4%
Computer software and systems company           Drug store chain

ASSOCIATES FIRST CAPITAL CORP.  6.3%            BMC SOFTWARE INC.  3.2%
Diversified financial services company          Computer software company

TYCO INTERNATIONAL LTD.  4.3%                   COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.4%
Security systems, packaging, and electronic     Computer software company
equipment conglomerate
                                                JACOR COMMUNICATIONS, INC.  2.3%
CVS CORP.  4.0%                                 Radio station owner and operator
Drug store chain
                                                ORACLE CORP.  2.3%
SAFEWAY, INC.  3.9%                             Database software developer and manufacturer
Supermarket chain

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 98.9%
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ISSUER                                               SHARES             VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 95.6%
  Advertising
    Young & Rubicam, Inc.*                            6,100     $     186,431
-----------------------------------------------------------------------------
  Aerospace - 3.8%
    Allied Signal, Inc.                              14,000     $     480,375
    Gulfstream Aerospace Corp.*                     243,550         8,554,694
    United Technologies Corp.                       102,464         7,435,044
                                                                -------------
                                                                $  16,470,113
-----------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Firstar Corp.                                    40,000     $   1,550,000
    Fleet Financial Group, Inc.                      16,579         1,086,961
    National City Corp.                              60,949         3,580,754
    Norwest Corp.                                    41,051         1,221,267
    State Street Corp.                               28,543         1,486,020
    Washington Mutual, Inc.                          61,446         1,966,272
    Wells Fargo & Co.                                 7,150         2,015,406
                                                                -------------
                                                                $  12,906,680
-----------------------------------------------------------------------------
  Business Machines - 1.7%
    Affiliated Computer Services, Inc., "A"*        130,026     $   4,250,225
    Sun Microsystems, Inc.*                          82,473         3,267,992
                                                                -------------
                                                                $   7,518,217
-----------------------------------------------------------------------------
  Business Services - 1.8%
    AccuStaff, Inc.*                                 76,610     $     957,625
    Ceridian Corp.*                                  23,381         1,133,979
    Computer Sciences Corp.                          31,723         1,794,332
    DST Systems, Inc.*                               52,662         2,975,403
    Fiserv, Inc.*                                    28,969         1,129,791
                                                                -------------
                                                                $   7,991,130
-----------------------------------------------------------------------------
  Chemicals - 0.4%
    Sigma-Aldrich Corp.                              55,300     $   1,534,575
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    EMC Corp.*                                       41,800     $   1,888,837
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 8.1%
    Autodesk, Inc.                                   22,413     $     523,904
    Microsoft Corp.*                                364,300        34,950,031
                                                                -------------
                                                                $  35,473,935
-----------------------------------------------------------------------------
  Computer Software - Systems - 11.0%
    BMC Software, Inc.*                             324,462     $  13,728,798
    Cadence Design Systems, Inc.*                   312,340         6,598,183
    Computer Associates International, Inc.         385,480        10,407,960
    Compuware Corp.*                                145,226         6,598,707
    Network Associates, Inc.*                        11,500           370,875
    Oracle Corp.*                                   503,467        10,037,873
                                                                -------------
                                                                $  47,742,396
-----------------------------------------------------------------------------
  Consumer Goods and Services - 6.1%
    Clorox Co.                                       18,550     $   1,788,916
    Dial Corp.                                       40,291           785,674
    Revlon, Inc., "A"*                               25,797           930,304
    Service Corp. International                     133,467         4,521,195
    Tyco International Ltd.                         333,202        18,492,711
                                                                -------------
                                                                $  26,518,800
-----------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Emerson Electric Co.                             29,900     $   1,704,300
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Altera Corp.*                                    17,385     $     506,338
    AMP, Inc.                                        27,600           984,975
    Analog Devices, Inc.*                            18,047           253,786
    Intel Corp.                                      29,885         2,127,438
                                                                -------------
                                                                $   3,872,537
-----------------------------------------------------------------------------
  Entertainment - 8.4%
    CBS Corp.                                       265,188     $   6,894,888
    Chancellor Media Corp.*                          10,115           360,979
    Citadel Communications Corp.*                     9,800           237,650
    Clear Channel Communications, Inc.*              39,114         1,760,130
    Cox Radio, Inc., "A"*                            24,697         1,054,253
    Gemstar International Group Ltd.*                15,700           544,594
    Harrah's Entertainment, Inc.*                   213,105         3,076,703
    Jacor Communications, Inc.*                     170,708        10,071,772
    MediaOne Group, Inc.*                            56,500         2,316,500
    Mirage Resorts, Inc.*                           235,972         3,510,084
    Time Warner, Inc.                                55,236         4,439,593
    Univision Communications, Inc., "A"*             76,630         2,040,274
    Young Broadcasting, Inc., "A"*                    5,100           263,606
                                                                -------------
                                                                $  36,571,026
-----------------------------------------------------------------------------
  Financial Institutions - 11.8%
    American Express Co.                             24,932     $   1,944,696
    Associates First Capital Corp., "A"             464,526        27,465,100
    CIT Group, Inc., "A"                             19,635           504,374
    Federal National Mortgage Assn                  139,324         7,915,345
    Federated Investors, Inc., "A"*                  29,100           385,575
    Franklin Resources, Inc.                        158,711         5,118,430
    Heller Financial, Inc., "A"*                      7,300           144,175
    Merrill Lynch & Co., Inc.                        16,634         1,097,844
    Morgan Stanley, Dean Witter & Co.               118,725         6,893,470
                                                                -------------
                                                                $  51,469,009
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Hershey Foods Corp.                              11,700     $     819,000
    Ralston-Ralston Purina Co.                       24,134           635,026
                                                                -------------
                                                                $   1,454,026
-----------------------------------------------------------------------------
  Insurance - 1.2%
    Allstate Corp.                                   47,500     $   1,781,250
    American International Group, Inc.               11,575           894,892
    Lincoln National Corp.                           21,090         1,813,740
    Travelers Group, Inc.                            13,595           603,278
                                                                -------------
                                                                $   5,093,160
-----------------------------------------------------------------------------
  Medical and Health Products - 4.3%
    Abbott Laboratories, Inc.                        27,000     $   1,039,500
    American Home Products Corp.                     41,668         2,088,608
    Bristol-Myers Squibb Co.                         60,536         5,924,961
    Johnson & Johnson                                 6,923           477,687
    McKesson Corp.                                   22,527         1,689,525
    Pfizer, Inc.                                      3,800           353,400
    Schering Plough Corp.                            78,755         6,772,930
    Warner-Lambert Co.                                6,400           417,600
                                                                -------------
                                                                $  18,764,211
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.5%
    HBO & Co.                                        53,400     $   1,134,750
    Health Management Associates, Inc., "A"*         27,686           500,078
    HealthSouth Corp.*                              369,159         6,990,949
    Humana, Inc.                                     30,700           399,100
    Lincare Holdings, Inc.*                          14,900           505,669
    Total Renal Care Holdings, Inc.*                 24,512           465,728
    United Healthcare Corp.                         148,147         5,351,810
                                                                -------------
                                                                $  15,348,084
-----------------------------------------------------------------------------
  Oils - 0.4%
    Exxon Corp.                                      29,117     $   1,905,344
-----------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Gannett Co., Inc.                                99,733     $   5,884,247
    Pulitzer Publishing Co.                           7,900           600,894
    Scripps (E.W.) Howard, Inc.                      10,800           509,625
    Tribune Co.                                      14,050           905,347
                                                                -------------
                                                                $   7,900,113
-----------------------------------------------------------------------------

  Restaurants and Lodging - 3.4%
    Cendant Corp.*                                  224,166     $   2,591,919
    Hilton Hotels Corp.                              82,964         1,721,503
    Marriott International, Inc., "A"                54,920         1,541,193
    McDonalds Corp.                                  13,323           746,921
    Outback Steakhouse, Inc.*                         6,100           183,381
    Promus Hotel Corp.*                             260,621         8,014,096
                                                                -------------
                                                                $  14,799,013
-----------------------------------------------------------------------------
  Stores - 12.0%
    CVS Corp.                                       483,796     $  17,598,079
    Home Depot, Inc.                                127,848         4,922,148
    Liz Claiborne, Inc.                              20,894           595,479
    Office Depot, Inc.*                             219,754         5,603,727
    Rite Aid Corp.                                  403,062        14,585,806
    Staples, Inc.*                                   37,000         1,003,625
    TJX Cos., Inc.                                   21,100           470,794
    Wal-Mart Stores, Inc.                           127,876         7,512,715
                                                                -------------
                                                                $  52,292,373
-----------------------------------------------------------------------------
  Supermarkets - 4.9%
    Kroger Co.                                        6,000     $     270,000
    Meyer (Fred), Inc.*                             110,864         4,358,341
    Safeway, Inc.*                                  428,051        16,854,508
                                                                -------------
                                                                $  21,482,849
-----------------------------------------------------------------------------
  Telecommunications - 6.0%
    AirTouch Communications, Inc.*                   42,468     $   2,388,825
    Amdocs Ltd.*                                     12,500           112,500
    Aspect Telecommunications Corp.*                 19,563           465,844
    Cisco Systems, Inc.*                            113,575         9,298,953
    Global TeleSystems Group, Inc.*                  11,500           368,000
    Lucent Technologies, Inc.                        35,347         2,505,219
    MCI Communications Corp.                        167,904         8,395,200
    Qwest Communications International, Inc.*        32,959           823,975
    Sprint Corp.                                     13,307           892,401
    WorldCom, Inc.*                                  22,200           908,812
                                                                -------------
                                                                $  26,159,729
-----------------------------------------------------------------------------
Total U.S. Stocks                                               $ 417,046,888
-----------------------------------------------------------------------------
Foreign Stocks - 3.3%
  France - 0.3%
    Alcatel Alsthom Compagnie
     (Telecommunications)                             4,864     $     829,705
    Alcatel Alsthom Compagnie, ADR
     (Telecommunications)                            15,078           455,167
                                                                -------------
                                                                $   1,284,872
-----------------------------------------------------------------------------
  Germany - 0.1%
    SAP AG, ADR (Computer Software - Systems)         9,100     $     429,429
-----------------------------------------------------------------------------
  Japan - 0.8%
    Canon, Inc. (Special Products and Services)      13,000     $     263,588
    Canon, Inc., ADR (Special Products
     and Services)                                   11,900           243,950
    Olympus Optical Co. (Conglomerate)               18,000           193,631
    Sony Corp. (Electronics)                         13,000           948,549
    Sony Corp., ADR (Electronics)                    28,107         1,986,813
                                                                -------------
                                                                $   3,636,531
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    ING Groep N.V. (Financial Services)              12,424     $     732,994
-----------------------------------------------------------------------------
  Switzerland - 0.2%
    Julius Baer Holdings (Banks and
      Credit Cos.)                                      350     $     968,523
-----------------------------------------------------------------------------
  United Kingdom - 1.7%
    British Petroleum PLC, ADR (Oils)                89,934     $   6,576,424
    Sema Group PLC (Computer Software
      - Systems)                                     87,476           798,928
                                                                -------------
                                                                $   7,375,352
-----------------------------------------------------------------------------
Total Foreign Stocks                                            $  14,427,701
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $474,308,451)                    $ 431,474,589
-----------------------------------------------------------------------------
Preferred Stock - 0.5%
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Mediaone Group, Inc.                             26,100     $   1,448,550
-----------------------------------------------------------------------------
  Insurance - 0.2%
    Lincoln National Corp.*                          35,300     $     728,063
-----------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,270,478)             $   2,176,613
-----------------------------------------------------------------------------
Short-Term Obligations - 4.8%
-----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/16/98  $  8,200     $   8,181,345
    Federal National Mortgage Assn., due 10/05/98       152           151,221
    General Electric Capital Corp., due 9/01/98      12,600        12,600,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $  20,932,566
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $497,511,495)               $ 454,583,768
Other Assets, Less Liabilities - (4.2)%                           (18,524,442)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $ 436,059,326
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
---------------------------------------------------------------------------
AUGUST 31, 1998
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $497,511,495)       $454,583,768
  Cash                                                              44,021
  Foreign currency, at value (identified cost, $402)                   411
  Net receivable for forward foreign currency exchange
    contracts                                                       16,425
  Receivable for Fund shares sold                                5,684,662
  Receivable for investments sold                                1,169,032
  Dividends and interest receivable                                225,109
  Deferred organization expenses                                     1,016
  Other assets                                                         890
                                                             -------------
      Total assets                                           $ 461,725,334
                                                             -------------
Liabilities:
  Payable for investments purchased                          $  21,437,934
  Payable for Fund shares reaquired                              3,826,095
  Payable to affiliates -
    Management fee                                                  29,434
    Shareholder servicing agent                                      4,415
    Distribution and service fee                                   295,870
    Administrative fee                                                 589
  Accrued expenses and other liabilities                            71,671
                                                             -------------
      Total liabilities                                      $  25,666,008
                                                             -------------
Net assets                                                   $ 436,059,326
                                                             =============

Net assets consist of:
  Paid-in capital                                            $ 462,725,397
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (42,910,971)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               16,268,210
  Accumulated net investment loss                                  (23,310)
                                                             -------------
      Total                                                  $ 436,059,326
                                                             =============
Shares of beneficial interest outstanding                     23,342,241
                                                              ==========

Class A shares:
  Net asset value per share
    (net assets of $168,536,035 / 8,971,192 shares of
     beneficial interest outstanding)                           $18.79
                                                                ======

  Offering price per share (100 / 94.25)                        $19.94
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $196,519,476 / 10,570,541 shares of
     beneficial interest outstanding)                           $18.59
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $52,668,425 / 2,827,799 shares of
     beneficial interest outstanding)                           $18.63
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $18,335,390 / 972,709 shares of
     beneficial interest outstanding)                           $18.85
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends                                                      $  1,193,678
    Interest                                                            608,732
    Foreign taxes withheld                                              (25,762)
                                                                   ------------
      Total investent income                                       $  1,776,648
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,898,993
    Trustees' compensation                                               38,956
    Shareholder servicing agent fee                                     291,036
    Distribution and service fee (Class A)                              353,262
    Distribution and service fee (Class B)                            1,051,236
    Distribution and service fee (Class C)                              290,929
    Administrative fee                                                   36,964
    Auditing fees                                                        16,465
    Printing                                                             62,477
    Custodian fee                                                        92,428
    Postage                                                              51,994
    Legal fees                                                            2,598
    Amortization of organization expenses                                   434
    Miscellaneous                                                       225,046
                                                                   ------------
      Total expenses                                               $  4,412,818
    Fees paid indirectly                                                 (5,338)
    Reduction of expenses by distributor                                (68,272)
                                                                   ------------
      Net expenses                                                 $  4,339,208
                                                                   ------------
        Net investment loss                                        $ (2,562,560)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                      $ 18,969,474
      Foreign currency transactions                                      (4,094)
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $ 18,965,380
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $(49,633,481)
      Translation of assets and liabilities in foreign currencies        16,986
                                                                   ------------
        Net unrealized loss on investments and foreign currency
         translation                                               $(49,616,495)
                                                                   ------------

      Net realized and unrealized loss on investments
            and foreign currency transactions                      $(30,651,115)
                                                                   ------------
            Decrease in net assets from operations                 $(33,213,675)
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  1998                  1997
-------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                        $   (2,562,560)         $   (148,933)
  Net realized gain on investment and foreign currency
    transactions                                                 18,965,380             1,914,547
  Net unealized gain (loss) on investments and foreign
    currency translation                                        (49,616,495)            6,419,004
                                                             --------------          ------------
    Increase (decrease) in net assets from operations        $  (33,213,675)         $  8,184,618
                                                             --------------          ------------
Distributions declared to shareholders -
  From net realized gain on investments (Class A)            $     (507,750)         $ (1,718,843)
  From net realized gain on investments (Class B)                  (480,547)                 --
  From net realized gain on investments (Class C)                  (144,468)                 --
  From net realized gain on investments (Class I)                  (153,532)                 --
                                                             --------------          ------------

    Total distributions declared to shareholders             $   (1,286,297)         $ (1,718,843)
                                                             --------------          ------------
Net increase in net assets from Fund share transactions      $  413,615,724          $ 40,333,116
                                                             --------------          ------------
      Total increase in net assets                           $  379,115,752          $ 46,798,891
Net assets:
  At beginning of period                                         56,943,574            10,144,683
                                                             --------------          ------------

At end of period (including accumulated net
  investment loss of $23,310 and $0, respectively)           $  436,059,326          $ 56,943,574
                                                             ==============          ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                -----------------------------------             AUGUST 31,
                                                         1998                  1997                  1996*
----------------------------------------------------------------------------------------------------------
                                                      CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $16.79                $12.26                 $10.00
                                                       ------                ------                 ------

Income from investment operations# -
  Net investment income (loss)(S)                      $(0.14)               $(0.11)                $ 0.02
  Net realized and unrealized gain on
    investments and foreign currency
    transactions###                                      2.32                  6.67                   2.24
                                                       ------                ------                 ------
    Total from investment operations                   $ 2.18                $ 6.56                 $ 2.26
                                                       ------                ------                 ------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                        $(0.18)               $(2.03)                $ --
                                                       ------                ------                 ------
Net asset value - end of period                        $18.79                $16.79                 $12.26
                                                       ======                ======                 ======
Total return(+)                                        13.07%                59.54%                 22.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.36%                 1.29%                  0.44%+
  Net investment income (loss)                        (0.66)%               (0.82)%                  0.23%+
Portfolio turnover                                        56%                   82%                   104%
Net assets at end of period (000 omitted)            $168,536               $21,699                $10,145

  * For the period from the commencement of investment operations,  January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                $(0.15)               $(0.15)                $(0.05)
    Ratios (to average net assets):
      Expenses##                                        1.43%                 1.59%                  1.84%+
      Net investment loss                             (0.72)%               (1.12)%                (0.66)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
                                                               AUGUST 31,             AUGUST 31,
                                                                     1998                 1997**
------------------------------------------------------------------------------------------------
                                                                  CLASS B
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $16.75                 $12.53
                                                                   ------                 ------

Income from investment operations# -
  Net investment loss(S)                                           $(0.28)                $(0.09)
  Net realized and unrealized gain on investments and
    foreign currency transactions###                                 2.30                   4.31
                                                                   ------                 ------
    Total from investment operations                               $ 2.02                 $ 4.22
                                                                   ------                 ------

Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                     $(0.18)                $ --
                                                                   ------                 ------
Net asset value - end of period                                    $18.59                 $16.75
                                                                   ======                 ======
Total return                                                       12.12%                 33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        2.08%                  2.02%+
  Net investment loss                                             (1.36)%                (1.46)%+
Portfolio turnover                                                    56%                    82%
Net assets at end of period (000 omitted)                        $196,519                $15,735

 ** For the period from the inception of Class B, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                         $  --                   $(0.12)
      Ratios (to average net assets):
        Expenses##                                                   --                    2.51%+
        Net investment loss                                          --                  (1.95)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
                                                               AUGUST 31,             AUGUST 31,
                                                                     1998                1997***
------------------------------------------------------------------------------------------------
                                                                  CLASS C
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $16.77                 $12.53
                                                                   ------                 ------

Income from investment operations# -
  Net investment loss(S)                                           $(0.28)                $(0.09)
  Net realized and unrealized gain on investments and
    foreign currency transactions###                                 2.31                   4.33
                                                                   ------                 ------
    Total from investment operations                               $ 2.03                 $ 4.24
                                                                   ------                 ------

Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                     $(0.17)                $ --
                                                                   ------                 ------
Net asset value - end of period                                    $18.63                 $16.77
                                                                   ======                 ======
Total return                                                       12.20%                 33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        2.08%                  2.04%+
  Net investment loss                                             (1.37)%                (1.48)%+
Portfolio turnover                                                    56%                    82%
Net assets at end of period (000 omitted)                         $52,668                 $6,048

*** For the period from the inception of Class C, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund. The Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the
   net investment loss per share and the ratios would have been:

      Net investment loss                                         $  --                   $(0.13)
      Ratios (to average net assets):
        Expenses##                                                   --                    2.56%+
        Net investment loss                                          --                  (1.99)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
                                                               AUGUST 31,             AUGUST 31,
                                                                     1998               1997****
------------------------------------------------------------------------------------------------
                                                                  CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $16.80                 $12.08
                                                                   ------                 ------

Income from investment operations# -
  Net investment loss(S)                                           $(0.08)                $(0.04)
  Net realized and unrealized gain on investments and
    foreign currency transactions###                                 2.31                   4.76
                                                                   ------                 ------
    Total from investment operations                               $ 2.23                 $ 4.72
                                                                   ------                 ------

Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                     $(0.18)                $ --
                                                                   ------                 ------
Net asset value - end of period                                    $18.85                 $16.80
                                                                   ======                 ======
Total return                                                       13.32%                 39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.08%                  0.94%+
  Net investment loss                                             (0.37)%                (0.40)%+
Portfolio turnover                                                    56%                    82%
Net assets at end of period (000 omitted)                         $18,335                $13,462

**** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 ### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 (S) Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                          $ --                   $(0.06)
      Ratios (to average net assets):
        Expenses##                                                   --                    1.14%+
        Net investment loss                                          --                  (0.60)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $2,619,525 was reclassified from accumulated undistributed net investment income and paid-in-capital to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,885 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                     0.0150%
          Next $1 billion                      0.0125%
          Next $1 billion                      0.0100%
          In excess of $3 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $581,154 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $22,805 for the year ended August 31, 1998. During a portion of the year, the Class A distribution fee was being waived on a voluntarily basis at the discretion of MFD. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.28% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $575 and $367 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $21,300, $106,839, and $11,271 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $535,228,731 and $122,462,186, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 500,271,410
                                                                  -------------
Gross unrealized depreciation                                     $ (69,181,586)
Gross unrealized appreciation                                        23,493,944
                                                                  -------------
  Net unrealized depreciation                                     $ (45,687,642)
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED AUGUST 31, 1998           PERIOD ENDED AUGUST 31, 1997
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         10,667,794         $224,279,952        1,208,172          $18,761,089
Shares issued to shareholders
  in reinvestment of
  distributions                         26,387              457,569          139,292            1,718,872
Shares transferred to Class I         --                 --                 (706,677)          (8,960,664)
Shares reacquired                   (3,015,275)         (65,422,263)        (176,243)          (2,019,399)
                                    ----------         ------------          -------          -----------
  Net increase                       7,678,906         $159,315,258          464,544          $ 9,499,898
                                    ==========         ============          =======          ===========

Class B Shares
                                         YEAR ENDED AUGUST 31, 1998           PERIOD ENDED AUGUST 31, 1997
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         11,268,558         $234,302,856          962,839          $15,559,691
Shares issued to shareholders
  in reinvestment of
  distributions                         25,134              433,643            --                 --
Shares reacquired                   (1,662,490)         (35,110,261)         (23,500)            (387,233)
                                    ----------         ------------          -------          -----------
  Net increase                       9,631,202         $199,626,238          939,339          $15,172,458
                                    ==========         ============          =======          ===========

Class C Shares
                                         YEAR ENDED AUGUST 31, 1998            PEIOD ENDED AUGUST 31, 1997
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          2,790,666         $ 57,991,612          375,407          $ 6,018,343
Shares issued to shareholders
  in reinvestment of
  distributions                          7,901              136,530           --                 --
Shares reacquired                     (331,348)          (6,905,904)         (14,827)            (249,686)
                                     ---------         ------------          -------          -----------
  Net increase                       2,467,219         $ 51,222,238          360,580          $ 5,768,657
                                     =========         ============          =======          ===========

Class I Shares
                                         YEAR ENDED AUGUST 31, 1998           PERIOD ENDED AUGUST 31, 1997
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            277,623         $  5,707,697          216,474          $ 2,446,599
Shares issued to shareholders
  in reinvestment of
  distributions                          8,787              152,637         --                 --
Shares transferred to Class A           --                 --                  706,677            8,960,664
Shares reacquired                     (114,869)          (2,408,344)        (121,983)          (1,515,160)
                                     ---------         ------------          -------          -----------
  Net increase                         171,541         $  3,451,990          801,168          $ 9,892,103
                                     =========         ============          =======          ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $2,335.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Closed forward foreign currency exchange contracts amount to a net receivable of $16,425 with Goldman Sachs and Co. at August 31, 1998.

At August 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP
Boston, Massachusetts
October 7, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

THE FUND HAS DESIGNATED $214,062 AS A CAPITAL GAIN DIVIDEND.

FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 4.4%.

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                   SECRETARY
Richard B. Bailey* - Private               Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS                 ASSISTANT SECRETARY
Investment Management                      James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor       CUSTODIAN
                                           State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of
Cardiac Surgery, Brigham and Women's       AUDITORS
Hospital; Professor of Surgery,            Ernst & Young LLP
Harvard Medical School
                                           INVESTOR INFORMATION For MFS stock
The Hon. Sir J. David Gibbons, KBE -       and bond market outlooks, call toll
Chief Executive Officer, Edmund            free: 1-800-637-4458 anytime from a
Gibbons Ltd.; Chairman, Colonial           touch-tone telephone.
Insurance Company, Ltd.
                                           For information on MFS mutual funds,
Abby M. O'Neill - Private Investor         call your financial adviser or, for
                                           an information kit, call toll free:
Walter E. Robb, III - President and        1-800-637-2929 any business day from
Treasurer, Benchmark Advisors, Inc.        9 a.m. to 5 p.m. Eastern time (or
(corporate financial consultants);         leave a message anytime).
President, Benchmark Consulting
Group, Inc. (office services)              INVESTOR SERVICE
                                           MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive        P.O. Box 2281
Vice President, Director, and Secretary,   Boston, MA 02107-9906
MFS Investment Management
                                           For general information, call toll
Jeffrey L. Shames* - Chairman, Chief       free: 1-800-225-2606 any business
Executive Officer, and Director,           day from 8 a.m. to 8 p.m. Eastern
MFS Investment Management                  time.

J. Dale Sherratt - President,              For service to speech- or
Insight Resources, Inc. (acquisition       hearing-impaired, call toll free:
planning specialists)                      1-800-637-6576 any business day from
                                           9 a.m. to 5 p.m. Eastern time. (To
Ward Smith - Former Chairman (until        use this service, your phone must be
1994), NACCO Industries (holding           equipped with a Telecommunications
company)                                   Device for the Deaf.) For share
                                           prices, account balances, and
INVESTMENT ADVISER                         exchanges, call toll free:
Massachusetts Financial Services Company   1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                        anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                           WORLD WIDE WEB
DISTRIBUTOR                                www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Christian A. Felipe*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                      -------------
MFS(R) Strategic Growth Fund                             Bulk Rate
                                                       U.S. Postage
[Logo] M F S(R)                                           Paid
INVESTMENT MANAGEMENT                                      MFS
We invented the mutual fund(R)                        -------------

500 Boylston Street
Boston, MA 02116-3741

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                               MSG-2  10/98  60M  90/290/390/890